SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                            1934 (Amendment No.  )

Filed by Registrant  |X|
Filed by a Party other than the Registrant |_|

Check the Appropriate box:

|_| Preliminary Proxy Statement          |_| Confidential, for Use of the
                                             Commission only (as permitted
                                             By Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
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                              GeoResources, Inc.
___________________________________________________________________________


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                              GeoResources, Inc.

                   ----------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on June 11, 1998

                   ----------------------------------------

TO THE SHAREHOLDERS OF GEORESOURCES, INC.:

	The 1998 Annual Meeting (the "Meeting") of Shareholders of GeoResources, Inc. (the "Company") will be held on Thursday, June 11, 1998, at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota, at 2:00 P.M., Central Daylight Savings Time, for the following purposes:

        1.  To set the number of directors for the ensuing year;

        2.  To elect directors for the ensuing year; and

        3. To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

	Only shareholders of record as shown on the books of the Company at the close of business on April 23, 1998, will be entitled to vote at the Meeting and any adjournments thereof. These materials were first mailed to stockholders on or about May 1, 1998.

	Shareholders are cordially invited to attend the meeting in person. Please fill in, date, sign and return the enclosed proxy in the enclosed envelope so that your shares may be voted at the meeting. If you attend the meeting, you can revoke your proxy and vote in person. Your vote is important.

                                       Sincerely,

                                       GEORESOURCES, INC.

                                       /s/ Cathy Kruse

                                       Cathy Kruse
                                       Secretary

CK/dfr

Williston, North Dakota
Dated:  April 27, 1998


                              GeoResources, Inc.
                        Annual Meeting of Shareholders
                                 June 11, 1998

                                PROXY STATEMENT

	The accompanying proxy is solicited by the Board of Directors of GeoResources, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 11, 1998, at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota, and for the purposes set forth in the Notice of Meeting, and at any adjournments thereof.

	The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and solicitation material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

	Any shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary of the Company or by attending the Meeting and voting in person. If the enclosed proxy card is executed properly and returned in time to be voted at the Meeting, the shares represented will be voted as specified therein. Proxies which are signed but which lack any voting specification will be voted in favor of the number and slate of directors proposed by the Board of Directors and will be deemed to grant discretionary authority to vote upon any other matters properly before the Meeting.

	The mailing address of the principal executive office of the Company is P. O. Box 1505, Williston, North Dakota 58802-1505. This Proxy Statement, the Proxy and the Notice of Meeting were mailed to shareholders on or about May 1, 1998.

	The Board of Directors of the Company has fixed April 23, 1998 as the record date for the determination of shareholders entitled to vote at the Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Meeting.

	At the close of business on April 15, 1998, there were issued and outstanding 4,097,214 shares of the Company's common stock, par value $0.01 per share, the Company's only class of voting securities. A majority of the shares of common stock outstanding must be represented at the Meeting in person or by proxy to constitute a quorum for the two proposals and for the transaction of any other business that is properly brought before the Meeting. On matters other than the election of directors, holders of the common stock are entitled to one vote per share held as of the record date. With respect to the election of directors, each holder of common stock is entitled to cumulative voting rights, that is, to cast all of his votes (determined by multiplying the number of shares owned by the total number of directors to be elected) for any one nominee or to distribute his votes among any two or more nominees. There are no conditions precedent to the exercise of cumulative voting rights. Discretionary authority to cumulate votes in the election of directors is solicited in this proxy statement.


                   PROPOSAL NUMBER 1 - NUMBER OF DIRECTORS

	The Articles of Incorporation of the Company provide that the number of directors shall not be less than three nor more than ten. In accordance with the Board's recommendations over the past several years, the Board recommends that the number of directors for the ensuing year be set at five and that five directors be elected. This proposal does not involve a change in the Articles of Incorporation or Bylaws. Each proxy will be voted for or against such number or not voted at all as directed in the proxy. An affirmative vote by a majority of the shares represented in person or by proxy at the Meeting is necessary to adopt Proposal Number 1 setting the number of directors for the ensuing year.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO SET THE NUMBER OF DIRECTORS AT FIVE.


                  PROPOSAL NUMBER 2 - ELECTION OF DIRECTORS

	In the election of directors, each proxy will be voted for each of the nominees listed in the table below (with discretionary authority to cumulate votes) unless the proxy withholds authority to vote for one or more of such nominees. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

	If, prior to the Meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the Meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors. The Board has no reason to believe that any of the nominees will be unable to serve. In the election of directors, the number of nominees equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors.

	The following table provides certain information with respect to the nominees for directors of the Company:


                                Current Position(s)
                                With the Company and
                                Business Experience               Director
Name of Nominee         Age     During Past Five Years             Since

H. Dennis Hoffelt       57      Director; has been President       1967;
                                of Triangle Electric, Inc.,        except
                                Williston, North Dakota,           for 1986
                                an electrical contracting
                                firm, for over five years.

Jeffrey P. Vickers      45      President and Director             1982
                                of the Company since
                                January 1983 and June
                                1982, respectively.

Cathy Kruse             44      Secretary of the Company           1996
                                since October 1981;
                                Treasurer of the Company
                                October 1981 to May 1985
                                and since June 1990.  Director
                                of the Company since June 1996.
                                Employed as Office Manager
                                of the Company since May
                                1981.

Joseph V. Montalban     74      Director; has been President       1996
                                and CEO of Montalban Oil
                                & Gas Operations, Inc., for
                                over five years.

Paul A. Krile           70      Director; has been President       1997
                                and owner of Ranco Fertiservice,
                                a manufacturer of dry fertilizer
                                handling equipment, for over
                                five years.

	Cathy Kruse, Secretary/Treasurer of the Company, is the sister-in-law of Jeffrey P. Vickers. No other family relationship exists between or among any of the officers or nominees. There are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

	The Company's Board of Directors has not designated an audit, nominating or compensation committee. During fiscal 1997, the Board held five meetings and each Director attended all of such meetings. Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during the year ended December 31, 1997, the Company is unaware of any officer, or director, who failed to file reports required by
Section 16 of the Securities Exchange Act of 1934.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.


EXECUTIVE COMPENSATION

	The following table presents the aggregate compensation which was earned by the Chief Executive Officer for each of the past three years. The Company does not have an employment contract with any of its executive officers. With the exception of Jeffrey P. Vickers, no employee of the Company earned total annual salary and bonus in excess of $100,000. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

                          SUMMARY COMPENSATION TABLE

                                               Long Term Compensation
                   Annual Compensation          Awards          Payouts
                                                                         All
                                  Other  Restricted  Securities         Other
Name and                         Annual    Stock     Underlying  LTIP  Compen-
Principal        Salary   Bonus  Compen-  Award(s)    Options   Payouts sation
Position   Year    ($)     ($)    sation    ($)       SARs(#)     ($)     ($)
Jeffrey    1997  $82,596  25,000   -0-      N/A       71,000      N/A    $8,747
P.         1996  $78,443   -0-     -0-      N/A         -0-       N/A   $11,766
Vickers    1995  $74,659   -0-     -0-     $925       35,000      N/A    $8,150
CEO

	In the table above, the column titled "Restricted Stock Awards" is comprised of a 1995 grant of 1,000 shares of common stock from the Registrant to each full-time employee, including Jeffrey P. Vickers. Restricted Stock Awards are "restricted securities" as defined in Rule 144 adopted under the Securities Act of 1933. The column titled "All Other Compensation" is comprised entirely of profit sharing amounts.

	If the Company achieves net income in a fiscal year, the Board of Directors may determine to contribute an amount based on the Company's profits to the Employees' Profit Sharing Plan and Trust adopted in December 1978 (the "Profit Sharing Plan"). An eligible employee may be allocated from 0% to 15% of his compensation depending upon the total contribution to the plan. A total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven or more years. On retirement, an employee is eligible to receive the vested amount. On death, 100% of the amount allocated to an individual is payable to the employee's beneficiary. The Company accrued a $21,508 contribution for 1997 with contributions for 1996 and 1995 being $60,000 and $35,000, respectively. As of December 31, 1997, vested amounts in the Profit Sharing Plan for all officers as a group were approximately $366,000.

	Effective July 1, 1997, the Company executed an Adoption
Agreement Nonstandardized Code 401(k) Profit Sharing Plan that includes a 401(k) Plan into the existing Profit Sharing Plan. Eligible employees are allowed to defer up to 15% of their compensation with the Company matching up to 5%.

                      Option Grants in last Fiscal Year

The following table sets forth the grants of stock options to purchase shares of common stock of the Company to the Chief Executive Officer in 1997.

                                        % Of Total
                    Number of         Options Granted
              Securities Underlying    To Employees      Exercise  Expiration
Name           Options Granted (#)       In 1997           Price      Date
Jeffrey P.          35,000                 34%              2.37     5-1-07
Vickers, CEO        36,000                 37%              2.31    12-19-07


             Aggregated Option/SAR Exercises in last Fiscal Year
                         and FY-End Option/SAR Values

	The following table sets forth the aggregate options held by the Chief Executive Officer of the Company.

                                                                Value of
                                               Number of       Unexercised
                                              Unexercised      In-the-Money
                                              Options/SARs     Options/SARs
                  Shares                      at FY-End(#)     at FY-End($)
                Acquired on       Value       Exercisable/     Exercisable/
Name            Exercise(#)    Realized($)    Unexercisable    Unexercisable

Jeffrey P.
Vickers, CEO        -0-            -0-          106,000/0        $245,125/0

	At the 1993 Annual Meeting of Shareholders, the Company's 1993 Employees' Incentive Stock Option Plan (the "Plan") was approved by shareholders. The purpose of the Plan is to enable the Corporation to attract persons of training, experience and ability to continue as employees and to furnish additional incentive to such persons, upon whose initiative and efforts the successful conduct and development of the business of the Corporation largely depends, by encouraging such persons to become owners of the common stock of the Corporation.

	The term of the Plan expires February 17, 2003, ten years from the date the Plan was approved by the Board of Directors. If within the duration of an option, there shall be a corporate merger consolidation, acquisition of assets or other reorganization; and if such transaction shall affect the optioned stock, the optionee shall thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to such transaction and the optionee had been a stockholder of the Corporation with respect to such shares.

	The Plan is administered by the Board of Directors. The exercise price of the common stock offered to eligible participants under the Plan by grant of an option to purchase common stock may not be less than the fair market value of the common stock at the date of grant; provided, however, that the exercise price shall not be less than 110% of the fair market value of the common stock on the date of grant in the event an optionee owns 10% or more of the common stock of the Corporation. A total of 300,000 shares have been reserved for issuance pursuant to options to be granted under the Plan. Of the 300,000 reserved shares, options have been issued for 295,000 shares pursuant to the Plan.


DIRECTORS' COMPENSATION

	The officers of the Company who are also directors receive no additional compensation for attendance at Board meetings. Directors, other than Jeffrey P. Vickers and Cathy Kruse, were paid $200 per month for Board meetings in 1997.


Security Ownership of Certain Beneficial Owners and Management

	The following table sets forth the number of shares of common stock beneficially owned by each officer, director and nominee for director of the Company and by all directors and officers as a group, as of March 15, 1998. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                        Name and                Amount and
Class of                Address of              Nature of              Percent
Securities              Beneficial Owner        Beneficial Ownership   of Class

Common Stock,           Jeffrey P. Vickers,     374,934-Direct and       9.2%
$.01 par value          1814 14th Ave. W.               Indirect(a)
                        Williston, ND  58801
                        President and Director

Common Stock,           Paul A. Krile,          207,500-Direct and       5.1%
$.01 par value          P. O. Box 329                   Indirect(b)
                        Sioux Rapids, IA  50585
                        Director

Common Stock,           Cathy Kruse,             19,450-Direct(d)        (c)
$.01 par value          723 14th St. W.
                        Williston, ND  58801
                        Secretary, Treasurer
                        and Director

Common Stock,           Thomas F. Neubauer,      20,500-Direct(e)        (c)
$.01 par value          910 Park Place
                        Williston, ND  58801
                        Vice President,
                        Leonardite Operations

Common Stock,           H. Dennis Hoffelt,       39,000-Direct and       (c)
$.01 par value          9421 East Desert Lake           Indirect(f)
                        Sun Lakes, AZ  85248
                        Director

Common Stock,           Joseph V. Montalban,    463,800-Direct(g)       11.3%
$.01 par value          P. O. Box 200
                        Cut Bank, MT  59427
                        Director

Common Stock,           Officers and          1,125,184-Direct and      27.5%
$.01 par value          Directors as                    Indirect
                        a Group-
                        (six persons)


(a)	Included in the 374,934 shares listed for Jeffrey P. Vickers are
        139,634 shares owned directly by him, 2,500 in a self-directed individual retirement account, 70,000 shares held jointly with his wife, Nancy J. Vickers, 25,500 shares held directly by his wife, 1,300 shares in his wife's self-directed individual retirement account, and an aggregate 30,000 shares held by him as custodian for his three minor children. Also included are 106,000 shares which may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan.

(b)	Mr. Krile has sole voting and investment powers over these shares.

(c)     Less than 1%.

(d)	Included in the 19,450 are 14,500 shares which may be purchased by
        Ms. Kruse under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan.

(e)	Included in the 20,500 are 9,500 shares which may be purchased by Mr.
        Neubauer under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan.

(f) Mr. Hoffelt has sole voting and investment power over 11,500 of shares and has shared voting and investment powers over the remaining 27,500.

(g) Mr. Montalban has sole voting and investment powers over these shares.

	Except as disclosed in the above table, the Company is not aware of any other persons who beneficiary own 5% or more of the Company's common stock.

	No arrangements are known by the Company which could, at a subsequent date, result in a change in control of the Company. The Company is not aware of any officer, director or holder of greater than 10% of the Company's common stock who has failed to file the required SEC Forms 3, 4 or 5 on a timely basis for 1997.


                 SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

	The Company's independent public accounting firm is Richey, May
& Co., P. C., ("Richey"), of Denver, Colorado. Richey audited the Company's accounts for 1996 and 1997 fiscal years. Richey is expected to be the Company's independent auditors for 1998. A representative of Richey may be present at the Meeting and, if present, will respond to appropriate questions.


                            SHAREHOLDER PROPOSALS

	Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company by January 15, 1999, to be included in the Company's proxy statement and related proxy for such annual meeting.


                                OTHER BUSINESS

	Management knows of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointed proxies will vote the proxies in accordance with their best judgment.


                        ANNUAL REPORT TO SHAREHOLDERS

	A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy-soliciting material.


                                   FORM 10-K

	The Company will provide at no charge a copy of the annual report on Form 10-K for the year ended December 31, 1997, as filed with the Securities And Exchange Commission, to any beneficial owner of shares entitled to vote at the meeting. Please address your request to the attention of Cathy Kruse, GeoResources, Inc., P.O. Box 1505, Williston, North Dakota 58802-1505.

                                       By order of The Board of Directors

                                       GEORESOURCES, INC.

                                       /s/ J. P. Vickers

                                       J. P. Vickers
                                       President

JPV/dfr

Williston, North Dakota
Dated:  April 27, 1998

                                   APPENDIX

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

GEORESOURCES, INC.                                            June 11, 1998

	The undersigned shareholder of GeoResources, Inc., acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Shareholders to be held on Thursday, June 11, 1998, at 2:00 p.m. local time in the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota and hereby appoint H. Dennis Hoffelt and J.P. Vickers, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Meeting and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1.  To set the number of directors for the ensuing year at five (5):
    |_| FOR          |_| AGAINST          |_| ABSTAIN

2.  Election of Directors:
    |_| FOR all nominees listed below (except as listed to the contrary below), with discretionary authority to cumulate votes unless a different distribution of votes is indicated by marking after the nominee's name.

    H. Dennis Hoffelt    Jeffrey P. Vickers    Joseph V. Montalban
    Paul A. Krile        Cathy Kruse

    INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name in the line spaces provided.

    |_| WITHHOLD AUTHORITY to vote for all nominees listed above.

_____________  _____________  _____________  _____________  _____________

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

YOU MAY VOTE IN FAVOR OF ALL THE ABOVE PROPOSALS WITHOUT CHECKING ANY OF THE ABOVE BOXES BY MERELY SIGNING, DATING AND RETURNING THIS PROXY. IF THIS PROXY IS PROPERLY EXECUTED AND ANY OF THE ABOVE BOXES ARE CHECKED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER.

              PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY.
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              Date:______________________1998  No. of Shares:____________

              Sign Here:_________________________________________________

              ___________________________________________________________
                           Signature(s) of Shareholder(s)
              Please sign your name exactly as it appears on your stock Certificate. If shares are held jointly, each holder should sign. Executors, trustees and fiduciaries should so indicate when signing.